ANNUAL MEETING OF SHAREHOLDERS May 4, 2022

Welcome

Today’s Agenda Welcome Arrow Overview Business Meeting Financials Strategic Focus Closing

The information in this presentation may contain statements based on management’s beliefs, assumptions, expectations, estimates and/or projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. Forward-Looking Statement

Acknowledgements Annual Meeting Technical Team Frank Arren, Inspector of Elections Maryteresa Crealese and J. Patrick Holmes Auditors Michele Kloeppel and Patrick Paterson Attorneys

Retirement • Director of the Arrow with more than 25 years of service. • President of Glens Falls Cement Company, 1985-1999. • President and CEO of Lone Star Industries in Indiana,1999-2004 • President of the Midwest Division of Buzzi Unicem, USA, 2004-2005. Thank you for your service to Arrow! Michael Clarke Retiring Arrow Director

Arrow Overview

Our Family of Companies

Our Market Rensselaer Schenectady Saratoga Essex Clinton Albany Washington Counties Branches Insurance Offices 8 38 9

Our Guiding Language To strengthen financial lives within our communities through the power of care, capability, commitment and collaboration. Mission To build meaningful and long-lasting relationships with our customers, employees and shareholders. Vision • We are your neighbors. • We believe a great team delivers great results. • We continuously improve. • We do the right thing, the right way. • We make data-driven decisions. • We value differences. Culture

Our Philanthropy

Our Directors William L. Owens, Esq. Partner, Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC Colin L. Read, PhD Professor of Economics/ Finance, SUNY Plattsburgh Thomas L. Hoy (Chairman) Retired President and CEO, Arrow Financial Corporation Mark L. Behan President, Behan Communications, Inc. Tenée R. Casaccio, AIA President, JMZ Architects and Planners, P.C. Gregory J. Champion Retired Atty and Managing Partner, Bond, Schoeneck & King PLLC David G. Kruczlnicki Retired President and CEO, Glens Falls Hospital Elizabeth A. Miller President and CEO, Miller Mechanical Services, Inc. Thomas J. Murphy President and CEO, Arrow Financial Corporation Raymond F. O’Conor Retired President and CEO, Saratoga National Bank Gary C. Dake President, Stewart’s Shops Corporation

Our Executive Management Thomas Murphy President and CEO Edward Campanella SEVP, CFO and Treasurer David DeMarco SEVP and Chief Banking Officer David Kaiser SEVP and Chief Credit Officer Andrew Wise SEVP and Chief Operating Officer

Our Senior Management Michael Jacobs EVP and Chief Information Officer Christine Snow EVP and Director of Customer Experience Marc Yrsha EVP and Director of Relationship Banking Wendy Brust SVP and IT Systems and Operations Manager Kurt Moser SVP and Director of Corporate Banking Leslie Munger SVP and Director of Compliance and Risk Tracey Norman SVP and Director of Wealth Management Blake Jones Senior Vice President Director of Marketing Ginny Sullivan SVP and Director of Residential Lending Douglas Thorn SVP and Director of Insurance Operations Brooke Pancoe SVP and Director of Human Resources Daniel Segrell SVP and Director of Indirect Lending

Business Meeting Tom Murphy

2022 Shareholder Voting Proposals 1. Election of four Class C Directors to three-year terms. 2. Advisory approval of our 2022 executive compensation (“Say on Pay”). 3. Approval of the Arrow Financial Corporation 2022 Long Term Incentive Plan. 4. Ratification of the selection of KPMG LLP as our independent auditor for 2022.

Financials Ed Campanella

Total Assets

Total Loans

Loan Mix Diversification between 3 primary sectors As of 12/31/21

Excellent Credit Quality

Total Deposits

Deposit Mix As of 12/31/21 Core deposits remain our primary source of funding

Earnings Summary • 2021 net income of $49.9 million, up $9.0 million or 22.1% over 2020 • Revenue increased by $10.9 million, or 8.2% • Non-interest income was 23% of total revenue in 2021 Highlights Dollars in thousands ($000’s)

Total Revenue Total revenue increased by 8.2% in 2021 74% of revenue is generated by Net Interest Income

Net Interest Income 77% of total revenue is from Net-Interest Income Year Ended December 31, 2021 ($ in Millions)

Net Interest Margin Interest rates remained near historic lows in 2021

Non-Interest Income 23% of total revenue is from Non-Interest Income Year Ended December 31, 2021 ($ in Millions)

Consistent Returns

Earnings Per Share (diluted) Per share amounts have been restated for stock dividends distributed.

Cash Dividends Paid Per Share Years Ended December 31 (5-Year History) Per share amounts have been restated for stock dividends distributed.

Strong Capital

Book Value Per Share Per share amounts have been restated for stock dividends distributed.

Q1 2022 • Net Income of $12.6 million • Net of PPP runoff, loan balances grew by $93.2 million in Q1 2022 • Deposit balances grew by $164.9 million in Q1 2022 • Net Interest Income increased by 6.4% compared to 2021 Q1 • Return on Average Assets of 1.26% • Return on Average Equity of 13.77% • Q1 2022 Diluted Earnings per Share of $0.78 • $0.27 quarterly dividend declared on April 27 (payable in Q2) Highlights

Strong Performance / Steady Growth Like most businesses, 2021 continued to challenge us in many ways. However, with teamwork, resilience and dedication, the Arrow Team excelled. • Continued strong financial performance • Continued exceptional Shareholder value • Continued strong asset quality • Exceeded $4 Billion in Assets • Steady organic growth

External Recognition • Arrow was named a Raymond James Community Bankers Cup winner in 2021, which recognizes the top 10% of community banks using various profitability, efficiency and balance sheet metrics. • Arrow was also selected as one of the top 35 banks and thrifts that comprise the Piper Sandler Sm-All Stars Class of 2021, and is one of just five New York financial institutions on the list. • Glens Falls National Bank and Saratoga National Bank maintained their 5-Star “Exceptional Performance” ratings from BauerFinancial for the 14th and 12th year, respectively.

Strategic Focus

Branch Optimization • Saratoga National Bank consolidated its smaller Jones Road and Ballard Road branches into one larger, fully renovated branch in nearby Wilton Square shopping plaza offering customers a better and more convenient location. • Glens Falls National Bank consolidated two branches within a mile of each other on Broadway in Fort Edward, allowing our Team to serve the community from one central, updated office.

Headquarters Renovation • We are replacing aging building equipment with new, energy-efficient systems and making significant exterior and interior improvements. • Our Main Office will relocate to a new, totally renovated space for customer transactions. • The renovation also includes development of additional space for lending and corporate offices.

Advancing Technology • Our Business Online Banking interface was updated, followed by the launch of a Business Mobile App. • Within our consumer digital banking platforms, we rolled out SecurLOCK, a feature that allows customers to control their debit card and customize alerts. • Our mortgage application platform was upgraded to enhance the online process. • We introduced a new deposit online account opening platform. • We refreshed all our native websites with enhanced navigation, content and functionality.

Socially Conscious Performance • We are committed to conserving natural resources and complying with environmental regulations. • We are meeting financial needs of the low- to moderate-income population, providing professional development and holistic support of our Team, and giving back to our communities. • We are committed to valuing differences, particularly in the areas of diversity, equity, inclusion and belonging (“DEIB”) • We believe strong corporate governance is the foundation to delivering on our commitments to our stakeholders

Pandemic Performance • In early 2021, both banks were named “Top Pandemic Performers” by the Rivel Banking Benchmark Survey, based on customer feedback. • In 2021, we assisted over 900 business customers with more than $92 million in second-round Paycheck Protection Program loans to help maintain their business. Additionally, we assisted those customers and first-round borrowers with the forgiveness process. • The Arrow Team implemented all of New York State’s HERO Act safety protocols and vaccination guidelines to keep our Team strong and our customers safe. • We recognized our Team for their outstanding dedication and efforts with a second annual COVID bonus of one-week’s pay in September.

Team Effort GREAT Team GREAT Results

Closing THANK YOU!